Posting Supplement No. 40 dated March 2, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 381219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381219	$7,350	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381219. Member loan 381219 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,900 / month
Current employer:	7-Eleven(formerly White Hen Pantry)	Debt-to-income ratio:	14.28%
Length of employment:	4 years	Location:	Wheaton, IL

Home town:
Current & past employers:	7-Eleven(formerly White Hen Pantry)
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a 15 volume home study real estate encyclopedia set for permanent use in future real estate transactions plus 30 hours of college campus courses covering 10 different strategies of real estate investment.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$563.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386071	$15,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386071. Member loan 386071 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Taylor Public Schools	Debt-to-income ratio:	17.51%
Length of employment:	10+ years	Location:	Trenton, MI

Home town:
Current & past employers:	Taylor Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

I have several credit cards with small balances and high APR's. The purpose of this loan will be to consoladatemy credit cards into one easy payment and be debt free in 3 years :>

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	16
Revolving Credit Balance:	$13,834.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403312	$5,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403312. Member loan 403312 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,147 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	21.08%
Length of employment:	4 years	Location:	PROVIDENCE, RI

Home town:
Current & past employers:	Fidelity Investments
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate debt - specifically a loan taken from my 401K - Borrower added on 03/01/10 > I origionally took a loan from my 401K to consolidate some debt, mainly for a kitchen remodel. I have since come across the Lending Club and I feel it would be to my advantage to use the services of Lending Club to repay my 401K loan and have that $$ back working for my retirement.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,422.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 472428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472428	$13,750	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472428. Member loan 472428 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Stonehouse Building Products	Debt-to-income ratio:	24.74%
Length of employment:	< 1 year	Location:	Crescent Springs, KY

Home town:
Current & past employers:	Stonehouse Building Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,449.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476080	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476080. Member loan 476080 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	State of California	Debt-to-income ratio:	17.50%
Length of employment:	4 years	Location:	WESTMINSTER, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,103.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 479707

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479707	$5,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479707. Member loan 479707 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Southern Wine And Spirits	Debt-to-income ratio:	9.43%
Length of employment:	6 years	Location:	Alsip, IL

Home town:
Current & past employers:	Southern Wine And Spirits
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	64
Revolving Credit Balance:	$10,140.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 480182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480182	$8,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480182. Member loan 480182 was requested on February 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:		Debt-to-income ratio:	17.82%
Length of employment:	10+ years	Location:	madison, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,155.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484879	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484879. Member loan 484879 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Apollo Group Inc.	Debt-to-income ratio:	13.58%
Length of employment:	7 years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Apollo Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > eliminating standard credit card terms Borrower added on 02/27/10 > Basically, after doing a credit health check on myself, looking at the fees across the cards, it appears I am truly throwing money out the window on finance charges across multiple accounts... definitely looking to consolidate this debt into a single credit structure so that payments are going to debt and not to fees (as much as possible anyway).

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	8
Revolving Credit Balance:	$3,945.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484894	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484894. Member loan 484894 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,417 / month
Current employer:	Kaye Scholer LLP	Debt-to-income ratio:	11.07%
Length of employment:	4 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Kaye Scholer LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > This loan is to finance the renovation of a property used by a small business in anticipation of a sale of such small business. I have worked at the same law firm as an attorney for the last four years (annual salary = $185,000) and I am incurring this loan to assist my parents in their small business. Borrower added on 02/19/10 > Basically, I need this loan so that I can help my parents deal with an unfortunate landlord who wants to double the monthly rent on the property they use for their business. My annual income is more than enough to repay the loan (even if my parents don't pay me back) but I don't have enough saved up right now.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	53
Revolving Credit Balance:	$5,567.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484911	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484911. Member loan 484911 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Spinal Correction	Debt-to-income ratio:	3.60%
Length of employment:	1 year	Location:	MONTGOMERY VILLAGE, MD

Home town:
Current & past employers:	Spinal Correction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$445.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485051	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485051. Member loan 485051 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Glen Gate Company	Debt-to-income ratio:	8.42%
Length of employment:	6 years	Location:	Bridgeport, CT

Home town:
Current & past employers:	Glen Gate Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,332.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485301

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485301	$5,600	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485301. Member loan 485301 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Advantage Restoration and Contracting,In	Debt-to-income ratio:	24.82%
Length of employment:	5 years	Location:	Tucker, GA

Home town:
Current & past employers:	Advantage Restoration and Contracting,In
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > On Feb. 12th, I made an initial inquiry about a loan from Lending Club. At that time I was thinking about a loan for my daughter's wedding expenses. I didn't not complete the application on that day because I wanted to think about it myself. Unfortunately, on that same day the home my daughter and future son-in-law had leased in August '09 burned to the ground. They lost everything they had gathered for making their own home over the past 2 years. On the upcoming wedding day April 24,2010, we are all now viewing this as start anew day. The loan is now partically wedding expenses and helping the kids start again.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	58
Revolving Credit Balance:	$7,649.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485381	$12,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485381. Member loan 485381 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Cherokee Nation Businesses	Debt-to-income ratio:	22.35%
Length of employment:	8 years	Location:	Tulsa, OK

Home town:
Current & past employers:	Cherokee Nation Businesses
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > I am an Internal Audit Manager. I am responsible for our Corporate Ethics program and execution of our annual audit plan.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	7
Revolving Credit Balance:	$13,836.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485655	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485655. Member loan 485655 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,000 / month
Current employer:	Comcast Entertainment	Debt-to-income ratio:	5.39%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Comcast Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > My fiancee and I are paying for our wedding on our own (we both lost our fathers at an early age), and the costs are a bit more than we had planned for - please help us with the most important day of our lives! We'd be forever grateful...we also both have excellent FICO credit scores and always make our payments on time. Thank you for considering us.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,894.00	Public Records On File:	1
Revolving Line Utilization:	51.50%	Months Since Last Record:	50
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486021	$5,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486021. Member loan 486021 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Military base	Debt-to-income ratio:	10.36%
Length of employment:	5 years	Location:	MORENO VALLEY, CA

Home town:
Current & past employers:	Military base
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > loan to start up a ebay business Borrower added on 02/15/10 > i need this loan to start up a online business loan seling Electronics. Borrower added on 02/15/10 > i plan to use this loan as follow to purchase electronics at whosale pricing and sale them online. i had just pay off a car loan in good stanidings. my job i with the goverment i have been working with this company for 5year and i have been rewarded employee of the month 3times in a row. my job is stable.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,176.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486163

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486163	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486163. Member loan 486163 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	State of FL DEP Parks&Rec	Debt-to-income ratio:	14.99%
Length of employment:	3 years	Location:	St. Pete Beach, FL

Home town:
Current & past employers:	State of FL DEP Parks&Rec
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,696.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486218	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486218. Member loan 486218 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:		Debt-to-income ratio:	14.29%
Length of employment:	10+ years	Location:	Plainfield, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > PAYING OFF HIGH CREDIT CARDS BILLS AND CONSOLODATE THEM INTO ONE MONTHLY PAYMENT AND GET RELIEVED OF DEBTS IN 36 MONTHS AS MENTIONED IN THE PROPOSED TERM OF THIS LOAN OFFER FROM LENDING CLUB Borrower added on 02/28/10 > PAYING THE AGREED INSTALEMENT ON TIME PER AGREED DATE AND AVOID ANY LATE CHARGES null

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,735.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486289	$17,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486289. Member loan 486289 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:		Debt-to-income ratio:	6.08%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Carousel Strands is a start up challenger brand ready to take over the hair appliance & product industry by combining salon quality tools with travel friendly features and "hair repair" treatment products. We need money in order to purchase inventory, finalize package design and pay our shipping fulfillment company.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,584.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486519

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486519	$5,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486519. Member loan 486519 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Engineered Industrial Products	Debt-to-income ratio:	9.60%
Length of employment:	10+ years	Location:	Laguna Woods, CA

Home town:
Current & past employers:	Engineered Industrial Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > After viewing a couple of other loan applications I better understand this process. What a great way to get a loan! I will be using the money and another $4,000 I have to purchase a car. My car was flooded in the recent rains. At this time I don't want to purchase a new car because of my credit card debt. The largest is $6500 with interest ranging from 0% to 6.9%. The other $500 or so is a card I use for month to month purchases giving me a small percent of my money back. Typically I pay most of this off monthly. I am semi-retired from EIP continuing to working part time $20,000/yr) to supplement my social security ($24,000/yr.) This allows me to take just $4500/yr from my 401K. My 401K has more than recouped small losses from the current recession. I hope this better explains who I am financially.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,247.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486599	$10,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486599. Member loan 486599 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,612 / month
Current employer:		Debt-to-income ratio:	2.03%
Length of employment:	7 years	Location:	Lehigh Acres, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,833.00	Public Records On File:	1
Revolving Line Utilization:	11.50%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486603	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486603. Member loan 486603 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Sparling Construction	Debt-to-income ratio:	10.62%
Length of employment:	9 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Sparling Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > Use of Funds: Debt Consolidation Job Stability: I have been with company for almost 10 years. There is a huge backlog ahead of us to start, just waiting on weather. Borrower added on 02/25/10 > Thank you to all that are investing in me. This will be a good loan -- for all of us!

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,002.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486650	$9,800	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486650. Member loan 486650 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,458 / month
Current employer:		Debt-to-income ratio:	1.25%
Length of employment:	1 year	Location:	buffalo grove, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > We fine tune performance automobiles. Our business is growing we need equipment and capital to market the business. I have been working with performance autos for four years.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,395.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486703	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486703. Member loan 486703 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Locust Hill Country Club	Debt-to-income ratio:	15.98%
Length of employment:	4 years	Location:	ROCHESTER, NY

Home town:
Current & past employers:	Locust Hill Country Club
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,446.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486869	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486869. Member loan 486869 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	U.S. Navy	Debt-to-income ratio:	7.66%
Length of employment:	10+ years	Location:	Oxnard, CA

Home town:
Current & past employers:	U.S. Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,315.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486897	$5,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486897. Member loan 486897 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,337 / month
Current employer:	HYATT REGENCY IRVINE	Debt-to-income ratio:	19.12%
Length of employment:	3 years	Location:	COSTA MESA, CA

Home town:
Current & past employers:	HYATT REGENCY IRVINE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,625.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486916	$17,800	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486916. Member loan 486916 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,148 / month
Current employer:	Emerson Climate Technology	Debt-to-income ratio:	17.15%
Length of employment:	6 years	Location:	Troy, OH

Home town:
Current & past employers:	Emerson Climate Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I need this loan to pay off a credit card. I have been a customer for 10 years and was never late with a payment and always paid more then the minimim payment. They increase the interest rate to 18% so I cancelled the card.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,065.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 486946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486946	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486946. Member loan 486946 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Tri-County EMC	Debt-to-income ratio:	16.25%
Length of employment:	1 year	Location:	GRAY, GA

Home town:
Current & past employers:	Tri-County EMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I pay all my bills on time and have good credit, so I don't qualify for these Fed funds to get out of debt. Not sure why people that actually pay their bills can't get some help. I recently got divorced and took all the cc debt. Hence, the reason I am here. Thanks for your help.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	51
Revolving Credit Balance:	$15,682.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486977	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486977. Member loan 486977 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Baystate Medical Center	Debt-to-income ratio:	18.15%
Length of employment:	10+ years	Location:	Agawam, MA

Home town:
Current & past employers:	Baystate Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Consolidation Help

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	22
Revolving Credit Balance:	$22,542.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486989	$17,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486989. Member loan 486989 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,512 / month
Current employer:	Spivak Lipton LLP	Debt-to-income ratio:	22.75%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Spivak Lipton LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,146.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487115	$25,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487115. Member loan 487115 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	Glenview Capital Management	Debt-to-income ratio:	8.60%
Length of employment:	5 years	Location:	New york, NY

Home town:
Current & past employers:	Glenview Capital Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	18
Revolving Credit Balance:	$38,436.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487157	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487157. Member loan 487157 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:		Debt-to-income ratio:	20.34%
Length of employment:	10+ years	Location:	Las Cruces, NM

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I own a home repair company that is starting to do more work repairing forclosed houses, thru Fannie Mae. The problem is they do not pay for 60 days after completion, making cash flow verry tight. Most jobs are beteen 10,000 and 30,000. This will act as my credit line to cover the overhead until paid.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,298.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487178	$4,200	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487178. Member loan 487178 was requested on February 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Lanai High & Elem. School	Debt-to-income ratio:	3.44%
Length of employment:	8 years	Location:	Lanai City, HI

Home town:
Current & past employers:	Lanai High & Elem. School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/19/10 > I plan to use the funds to visit family in California whom I haven't seen in years. And I make a good borrower for I make payments in a timely manner, or pay it off as soon as abled too.

A credit bureau reported the following information about this borrower member on February 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$654.00	Public Records On File:	1
Revolving Line Utilization:	72.70%	Months Since Last Record:	77
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487246	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487246. Member loan 487246 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Brown & Brown dba Powers and Company	Debt-to-income ratio:	19.21%
Length of employment:	5 years	Location:	Rocklin, CA

Home town:
Current & past employers:	Brown & Brown dba Powers and Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Working to consolidate debt. I had a down turn and have come into an upswing in the Commercial Insurance Market. Things are blooming, but need the capital to double my income by the loan.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,517.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487262	$14,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487262. Member loan 487262 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	KLA-Tencor	Debt-to-income ratio:	12.13%
Length of employment:	9 years	Location:	Milpitas, CA

Home town:
Current & past employers:	KLA-Tencor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,879.00	Public Records On File:	1
Revolving Line Utilization:	70.80%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487285	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487285. Member loan 487285 was requested on February 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,150 / month
Current employer:	Town of Middleboro	Debt-to-income ratio:	18.64%
Length of employment:	6 years	Location:	KINGSTON, MA

Home town:
Current & past employers:	Town of Middleboro
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > I'm a teacher, my job is stable as I have many more years in at my district than others who teach my subject. I just want to use the money to consolidate and pay off debt in 3 years vs. more. with new credit card regs, my combined rates are higher. I am a great investment as my history shows and no risk at all.

A credit bureau reported the following information about this borrower member on February 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,930.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487298	$5,100	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487298. Member loan 487298 was requested on February 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:		Debt-to-income ratio:	22.80%
Length of employment:	4 years	Location:	Marcellus, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/19/10 > I am the owner of a pet care business and am seeking this loan to attend the Karen Pryor Dog Training Academy and have my business certified as a Karen Pryor Certified Training Partner. Karen Pryor is the founder of clicker training and her academy is well respected in the pet training industry. I wish to attend this training so I can offer my clients and their pets the absolute best services. I am a responsible borrower and pay my bills on time. Borrower added on 02/19/10 > According to the American Pet Products Association the pet care industry has grown 5.4% in 2009 and is projected to grow in 2010 even in tough economic times. Borrower added on 02/21/10 > I have received a $500 scholarship called the B.F. Skinner Memorial Scholarship toward my tuition so this program will cost me less than the normal amount of $5,600. I'm a good student and hope to increase my knowledge with this training.

A credit bureau reported the following information about this borrower member on February 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,327.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 487352

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487352	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487352. Member loan 487352 was requested on February 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$45,000 / month
Current employer:	Okla CO. Sheriff Dept.	Debt-to-income ratio:	2.17%
Length of employment:	5 years	Location:	yukon, OK

Home town:
Current & past employers:	Okla CO. Sheriff Dept.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/20/10 > Xtreme Fashion we are needing $15,000 to purchase clothing lines at a quarter of the price from the manufacturer and to be able to retail the inventory at 50% saving the client considerable savings and increase our bottom line. We are using the funds to expand our operations and to increase our sales. We are able to sell to wholesalers and retail the clothing lines through internet ordering systems. This will allow the owners to be able to leave the law enforcment and open a full time retail store with nationwide distribution.

A credit bureau reported the following information about this borrower member on February 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487546	$8,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487546. Member loan 487546 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Summit Natural Wellness Center	Debt-to-income ratio:	6.16%
Length of employment:	5 years	Location:	Akron, OH

Home town:
Current & past employers:	Summit Natural Wellness Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > Starting over. Used credit cards to get set up in a new place. Now situated and the "storm" has abated somewhat. time to take full charge of my financial picture and eliminate my debt ASAP. This is good debt.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,637.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487552	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487552. Member loan 487552 was requested on February 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,167 / month
Current employer:	University of Maryland	Debt-to-income ratio:	24.44%
Length of employment:	3 years	Location:	Boston, MA

Home town:
Current & past employers:	University of Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	44
Revolving Credit Balance:	$52,601.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487635

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487635	$22,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487635. Member loan 487635 was requested on February 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,265 / month
Current employer:	COM DEV USA	Debt-to-income ratio:	5.34%
Length of employment:	10+ years	Location:	MARINA DEL REY, CA

Home town:
Current & past employers:	COM DEV USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > The funds will be used to make the final construction payment on a condo in Costa Rica. This project has been in development for nearly two years and is within weeks of completion. I expect to sell the finised unit within the next 12 months. I have worked for COM DEV for 20 years. I am the VP of Business Development for the division I founded 3 years ago in California. COM DEV USA has become the largest supplier of passive microwave components for National Security Satellites. My job is very stable.

A credit bureau reported the following information about this borrower member on February 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	29
Revolving Credit Balance:	$47,992.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 487669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487669	$14,500	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487669. Member loan 487669 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	DeStefano Partners	Debt-to-income ratio:	21.31%
Length of employment:	5 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	DeStefano Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,945.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 487670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487670	$11,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487670. Member loan 487670 was requested on February 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Self	Debt-to-income ratio:	21.04%
Length of employment:	3 years	Location:	ROMEOVILLE, IL

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/20/10 > Intrested in starting a business, and I need this loan to help me in the process. Borrower added on 02/22/10 > Business type: Used Auto sale In the last few years, I've gotten into car buying and selling and started receiving a lot of phone calls and emails from people wanting to purchase used vehicles from me. I??? am very attracted to the "money" aspect of this type of business. And I figured I could make roughly $500 to $1,500 per car sale. This is worth it even if I just sold 2 or 3 a month. I need this loan to give me a very much needed boost to start investing in this type of business. My plan, is to purchase 3-4 used vehicles at first and then as my capital grows I will increase my investment and thus have higher earnings. Borrower added on 02/22/10 > In the last few years, I've gotten into car buying and selling and started receiving a lot of phone calls and emails from people wanting to purchase used vehicles from me. I??? am very attracted to the "money" aspect of this type of business. And I figured I could make roughly $500 to $1,500 per car sale. This is worth it even if I just sold 2 or 3 a month. I need this loan to give me a very much needed boost to start investing in this type of business. My plan, is to purchase 3-4 used vehicles at first and then as my capital grows I will increase my investment and thus have higher earnings. Borrower added on 02/24/10 > I have done this type of business a few years ago, and have had a consistant profit. Unfortuantlly I went through a period of time in which I was not able to continue this type of work do to other obligations. Now I'am looking to re-enter this great market of used car trade and start making profit again. This is where the loan will be of great help.

A credit bureau reported the following information about this borrower member on February 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,117.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 487738

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487738	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487738. Member loan 487738 was requested on February 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Family Dental	Debt-to-income ratio:	15.42%
Length of employment:	1 year	Location:	Holbrook, MA

Home town:
Current & past employers:	Family Dental
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/21/10 > Consolidating debt. I have excellence credit and need to consolidate some debt. I always pay on time.

A credit bureau reported the following information about this borrower member on February 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,014.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 487755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487755	$1,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487755. Member loan 487755 was requested on February 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,253 / month
Current employer:	Concord Publishing House	Debt-to-income ratio:	17.80%
Length of employment:	< 1 year	Location:	CAPE GIRARDEAU, MO

Home town:
Current & past employers:	Concord Publishing House
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/21/10 > I am in need of a loan in order to buy a used Car. Borrower added on 02/21/10 > I am looking for a loan to buy a used car. It is a 1995 Chevy Camaro. I have most of the funds saved up for the car but need $1500 to make up the difference. I have a stable job and would have no problem making the payments to this loan.

A credit bureau reported the following information about this borrower member on February 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,614.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487862	$2,300	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487862. Member loan 487862 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,792 / month
Current employer:		Debt-to-income ratio:	1.51%
Length of employment:	< 1 year	Location:	ZACHARY, LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,381.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487890	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487890. Member loan 487890 was requested on February 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,300 / month
Current employer:	LCM, LLC	Debt-to-income ratio:	15.20%
Length of employment:	1 year	Location:	Kaysville, UT

Home town:
Current & past employers:	LCM, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/21/10 > My online bill payment did not go out on an old business credit card. I found out two days later it didn't get posted. I immediately made a large payment (I always pay it off or significantly more than the minimum payment) and moved on. My next months statement showed that they had used this technical glitch to raise my interest rate from 8% to 29%. I have been using this card company for 15 years and this was my first 'late' payment (2 days, and due to a technology glitch). I have been fighting them like crazy, but they will not budge. I'll use this loan to pay that off in full and can easily make the monthly payment as I have strong 6-figure W-2 income and a 17 year history of perfect credit (never any kind of blemish). I am an executive at a successful company with an excellent position. I have an MBA and teach at a local University one night a week as well. I am easy to find as I have lived in the same area for over 20 years. I am married with a child and am responsible, capable and virtually no risk.

A credit bureau reported the following information about this borrower member on February 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,110.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 487908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487908	$24,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487908. Member loan 487908 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Premier Cape Cod	Debt-to-income ratio:	13.28%
Length of employment:	< 1 year	Location:	West Barnstable, MA

Home town:
Current & past employers:	Premier Cape Cod
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > Debt consolidation. To pay down accounts with a lessor interest rate. Borrower added on 02/24/10 > Have great credit and never late. I was the care taker of deceased parents for 20-25 years and had to clear up some large medical bills over the last couple years. Had to keep myself afloat with mine and now are ready to clear mine up. The CC companies are vulchers and have just raised my interest rates due to balances. I can pay, just want to do at a lower rate and quicker. Borrower added on 02/26/10 > Thanks everyone so far. Hopefully, I can get there. I plan to use it to pay down debt as I stated and my dogs surgery she just had. I have never been late on any payments and have a good credit score - cc companies just raised my rates due to balances which lowered score a bit but still a 700+. I am a responsible and diligent person with a great/steady job and many years in the field. Have to go get my dog - she had to have knee surgery and is doing well. Thanks again!

A credit bureau reported the following information about this borrower member on February 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,533.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 488103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488103	$18,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488103. Member loan 488103 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Bristol Elder Services Ince	Debt-to-income ratio:	19.13%
Length of employment:	< 1 year	Location:	PROVIDENCE, RI

Home town:
Current & past employers:	Bristol Elder Services Ince
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > This loan will be used to consilidate debt. Both my husband and I work full time and look forward to being debt free in 3 years. Thanks for your consideration. Borrower added on 02/24/10 > Upon reviewing my borrower details, I have noticed that I am reflected as the only borrower and that only my gross monthly income is reflected. I detailed my joint monthly expenses in response to a question as equally $3345 without any credit card payments. My portion of the $3345 monthly based on my income is about $1338 (40%) as my spouse shares theses expenses and has a greater income. Our combined monthly take home income is @ $5000/month for those looking for detailed information re: my budget and ability to pay. Together, we are very capable of paying this loan well within our currently monthly expenses. Thank you. Borrower added on 02/26/10 > For anyone concerned, the 1 deliquency reflected on my credit report is from an old joint credit card I did not use or know I was on any longer and which I had my name removed from after I saw it on my credit report. I have not personally had any deliquent payments on any of my accounts.

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	14
Revolving Credit Balance:	$3,108.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488184

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488184	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488184. Member loan 488184 was requested on February 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	17.81%
Length of employment:	5 years	Location:	Woodstock, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/22/10 > Its costs $25,000 to add 2 offices, however, the costs are recovered in 2 months from franchising revenue. Therefore, this will help us to expand from 3 locations to 5 in 60 days.

A credit bureau reported the following information about this borrower member on February 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,112.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488236	$7,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488236. Member loan 488236 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	safeway	Debt-to-income ratio:	9.70%
Length of employment:	8 years	Location:	LAKE OSWEGO, OR

Home town:
Current & past employers:	safeway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > I would like to pay off three credit cards my US bank card has $3,000 at 28.99%APR my Citi card has $1888 at 28.99%APR my Chase card has $1200 at 28.99%APR. I make about 3,000 a month before taxes i take home 460 a week and 700 on holiday weeks 9 weeks out of the year. I expect to get a promotion with in the next 6mos to assistant manager of a Safeway grocery store at which point my income will increase substantially

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,336.00	Public Records On File:	1
Revolving Line Utilization:	77.30%	Months Since Last Record:	48
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 488243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488243	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488243. Member loan 488243 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Pueblo Family Physicians	Debt-to-income ratio:	21.87%
Length of employment:	< 1 year	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Pueblo Family Physicians
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,553.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488256	$25,000	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488256. Member loan 488256 was requested on February 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,167 / month
Current employer:		Debt-to-income ratio:	14.43%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/22/10 > Great Funding Indeed!

A credit bureau reported the following information about this borrower member on February 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	38
Revolving Credit Balance:	$39,476.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488285	$4,800	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488285. Member loan 488285 was requested on February 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	audio visual management systems	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	ORANGE, CA

Home town:
Current & past employers:	audio visual management systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488326	$18,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488326. Member loan 488326 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,850 / month
Current employer:	Batten and Shaw, Inc.	Debt-to-income ratio:	20.21%
Length of employment:	9 years	Location:	Patterson , LA

Home town:
Current & past employers:	Batten and Shaw, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > I've found a mint condition 2004 VW R32 with 3200 miles. Yes 3 thousand 200 miles. This car is worth much more. I intend to daily drive this vehicle in place of my current company vehicle. For this my company will reimburse me vs. not having the company vehicle. I've owned one of these prior and it is a solid reliable vehicle. Semi rare, semi sporty, all useable. The local banks will not loan on private party sales of used vehicles over 4 years old, even though this beauty has only 3200 miles on it.

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,926.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488405	$16,000	19.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488405. Member loan 488405 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:		Debt-to-income ratio:	17.36%
Length of employment:	4 years	Location:	BROOKFIELD, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > home remdel will be for a new heating system and to finish off my basement for my parents. they will becoming to live with me. they will also help to pay for the loan

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,126.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 488422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488422	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488422. Member loan 488422 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	McMullin Motors	Debt-to-income ratio:	24.83%
Length of employment:	6 years	Location:	dallas, OR

Home town:
Current & past employers:	McMullin Motors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,957.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 488445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488445	$4,500	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488445. Member loan 488445 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	William Beaumont Hospital	Debt-to-income ratio:	5.02%
Length of employment:	5 years	Location:	Macomb, MI

Home town:
Current & past employers:	William Beaumont Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > Hello, I am a 25 year old student at a University. I am currently finishing up my last semester of school and need just a little extra money to cover the cost of tuition as they have increased them yet again. I am a full time Nurse Assistant at a very large Hospital in the area and have been for the past 5 years. My income is in the process of being verified through LendingClub, so this information should be on the way if it isn't already done. I live with my parents so that is why I listed my rent as $0 because they don't make me pay anything to live here as long as I'm in school. My only bills are my cell phone ($45/mth), and car ($200/mth with insurance). If you have any questions for me please feel free to ask.

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	57
Revolving Credit Balance:	$3,575.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488545	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488545. Member loan 488545 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,382 / month
Current employer:	Unique Industries	Debt-to-income ratio:	24.96%
Length of employment:	6 years	Location:	MONTOURSVILLE, PA

Home town:
Current & past employers:	Unique Industries
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	59	Months Since Last Delinquency:	17
Revolving Credit Balance:	$14,843.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 488607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488607	$10,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488607. Member loan 488607 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	bbva compass bank	Debt-to-income ratio:	5.44%
Length of employment:	3 years	Location:	hudson , FL

Home town:
Current & past employers:	bbva compass bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > This loan will be used to??? This loan will be used to start a new location of a very popular Pizza location. With our challenging market statistics will show you that a good Pizzeria is recession proof. The average family can afford pizza over going to a restaurant any day of the week. Let???s face it the price is 50 to 70 percent less to feed a family. This Pizzeria has a proven success history and the new location is unprecedented. Within a five mile radius there is over seventy thousand people. Of the seventy thousand people the average income is thirty thousand, with 128 million dollars spent on restaurants. These are very strong stats that can be provided upon request. With the banks in shambles don't miss out on this investment opportunity. My financial situation: I am an employee of a very large international Bank. I also work part time with the current Pizzeria. I am an Fl home owner and have nothing delinquent ever! I take pride in paying my bills and have worked hard for many years to ensure my credit and resume remain strong. Borrower added on 02/26/10 > This loan will be used to??? This loan will be used to start a new location of a very popular Pizza location. With our challenging market statistics will show you that a good Pizzeria is recession proof. The average family can afford pizza over going to a restaurant any day of the week. Let???s face it the price is 50 to 70 percent less to feed a family. This Pizzeria has a proven success history and the new location is unprecedented. Within a five mile radius there is over seventy thousand people. Of the seventy thousand people the average income is thirty thousand, with 128 million dollars spent on restaurants. These are very strong stats that can be provided upon request. With the banks in shambles don't miss out on this investment opportunity. My financial situation: I am an employee of a very large international Bank. I also work part time with the current Pizzeria. I am an Fl home owner and have nothing delinquent ever! I take pride in paying my bills and have worked hard for many years to ensure my credit and resume remain strong.

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	15
Revolving Credit Balance:	$7,220.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 488657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488657	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488657. Member loan 488657 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Envision	Debt-to-income ratio:	21.02%
Length of employment:	< 1 year	Location:	MARTHASVILLE, MO

Home town:
Current & past employers:	Envision
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > Want to consolidate all revolving accounts to one installment account and close all but one. Some are closed already due to my not wanting to accept changes in terms. My income is very stable. I have been at my current job for only 4 months but I was at my previous company for 9 years. I have been unemployed for a total of two weeks of my adult life. I am educated and have a professional position that is in high demand. I am a good borrower because I have absolutely zero late payments on anything in the past 7 years. My budget is fine. The total of the payments on the items I intend to pay off is approximately $540 per month which is lower than the payment would be on this loan but the rate here is much better and I'd have them paid off quicker. I could afford to pay 3 times that amount per month if I had to. Borrower added on 02/26/10 > According to my last appraisal I have about $30K equity in my primary home. But banks are wanting to see very high equity to offer a decent rate. I also own a second home outright which my mother lives in that I'm unwilling to mortgage.

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	77
Revolving Credit Balance:	$21,053.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 488659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488659	$24,750	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488659. Member loan 488659 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,125 / month
Current employer:	Barbnet Investments	Debt-to-income ratio:	10.88%
Length of employment:	6 years	Location:	Irving, TX

Home town:
Current & past employers:	Barbnet Investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > $10,000 CreditCard#1 (Chase Visa) $4,500 CreditCard#2 (Chase Mastercard) $10,250 Motorcycle Loan (Low Priority, not necessary) Borrower added on 02/25/10 > Fund usage: Considation of two credit cards into one payment at combined lower rate. What makes me a good borrower: I have never once missed a payment or made a late payment on any loan (etc), across multiple cars and personal loans. Monthly budget: Completely worked out via spreadsheet, rigidly enforced. Job stability: Excellent. The company and the companies we work with are constantly growing to meet the demands of the private investors we service. Additionally, I'm about to get married and we have budgeted so that if necessary we can live off of only one person's salary.

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	72
Revolving Credit Balance:	$12,294.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 488695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488695	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488695. Member loan 488695 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	24.55%
Length of employment:	3 years	Location:	Aurora, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > I am married, 30 years old, and own my own Photography business, in Geneva, Illinois. My goals for the short term are to consolidate my business lines of credit, and pay off some bills in order to hire more staff to further expand. My business is currently making approximately $4000 per month net, but I would like increase this amount by at least 25% in the next 3-6 months. With the ability to bring on new staff, I will be able to take on more work. Business Description: My business is a professional photography company servicing the portrait, wedding and small business client that need high end imagery. I am a member of the PPA, WPPI and am currently advertising on several Internet sites and through printed ads. I plan on creating a referral program for my existing clients this summer and fall, in order to increase my business, and increase my portrait/commercial studio clientele.

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,980.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488733	$24,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488733. Member loan 488733 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	nation auto house	Debt-to-income ratio:	12.63%
Length of employment:	2 years	Location:	orange, CA

Home town:
Current & past employers:	nation auto house
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > consolidating my debts and putting excess funds towards building my low budget home business. Borrower added on 02/26/10 > I plan to consolidate my revolving debts/loans to one easy payment with a fixed rate/year, to achieve my goal of pay ing off my debt within the 3 years.in the process of doing so i will be using the excess funds toward my home business ive planned for the past two years.i have stable income working w/ an auto brokerage that through these tough economic times i am still bringing income to be able to pay for this loan and keep my budget maintained and balance. I have plans on how much funds will be placed aside for emergency and making sure to manage my funds on a daily basis.

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,154.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488779	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488779. Member loan 488779 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	AlixPartners, LLC	Debt-to-income ratio:	22.93%
Length of employment:	1 year	Location:	Hermosa Beach, CA

Home town:
Current & past employers:	AlixPartners, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > Looking to refinance approximately $20,000 in 2009 wedding expenses initially paid for using credit cards on promotional rates that have since reset to 18%. Income data is base salary only. 2009 bonus compensation was approximately $50,000.

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$86,469.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488807	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488807. Member loan 488807 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Canon Virginia Inc.	Debt-to-income ratio:	18.80%
Length of employment:	1 year	Location:	Hampton, VA

Home town:
Current & past employers:	Canon Virginia Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > I have never Been late on a credit card payment. I pay about $900 a month. My APR is too high and I want to consolidate, so that I can get free of my debt. Borrower added on 02/25/10 > I pay more than the minimum Payment on all my cards, If I consolidate, I can pay them off and have one payment a month.

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,927.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 488836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488836	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488836. Member loan 488836 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:		Debt-to-income ratio:	20.94%
Length of employment:	10+ years	Location:	Saratoga, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > Thank you

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	24
Revolving Credit Balance:	$487,589.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 488851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488851	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488851. Member loan 488851 was requested on February 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	OC Cluss Lumber	Debt-to-income ratio:	10.62%
Length of employment:	5 years	Location:	Fairmont, WV

Home town:
Current & past employers:	OC Cluss Lumber
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/10 > Thank you! I hop to be an investor soon. Borrower added on 02/24/10 > I meant that I hope to be an investor soon. Helping people who need it is great.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,959.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488999	$4,100	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488999. Member loan 488999 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Eyebeam Atelier	Debt-to-income ratio:	17.03%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Eyebeam Atelier
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,661.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489008	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489008. Member loan 489008 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Process Software	Debt-to-income ratio:	11.57%
Length of employment:	7 years	Location:	Framingham, MA

Home town:
Current & past employers:	Process Software
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > This is to consolidate 2 personal loans, Credit cards and a loan from my brother. I pay a total of 1700 dollars a month for these loans.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,559.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489032	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489032. Member loan 489032 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,083 / month
Current employer:	JPL	Debt-to-income ratio:	8.72%
Length of employment:	9 years	Location:	Porter Ranch, CA

Home town:
Current & past employers:	JPL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/10 > Thank you.; so I should receive my loan fund in 2-3 business day

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	54
Revolving Credit Balance:	$13,383.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489075	$10,800	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489075. Member loan 489075 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	Freemont & Purdon	Debt-to-income ratio:	3.81%
Length of employment:	< 1 year	Location:	Covina, CA

Home town:
Current & past employers:	Freemont & Purdon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > This bike is going to get new tires, saddle bags and a full detail and should be valued at 14,500-16,500 when I first ride it.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,048.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489091	$14,725	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489091. Member loan 489091 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	TradeStation Securities	Debt-to-income ratio:	9.09%
Length of employment:	1 year	Location:	Pompano Beach, FL

Home town:
Current & past employers:	TradeStation Securities
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/10 > 1. I am employed by a securities firm with over 2 billion dollars in client assets. My commission is very stable, as it comes from the trading commissions charged to traders whom I helped open brokerage accounts. My commission base is over 500 traders (old ones drop off my payroll after a year); they need not be profitable for the firm (and me) to make money ??? just active. Our niche is active traders, and there's always people who want to make money in the market. My job has similar pay at other firms, should I ever (God forbid) be forced to resign. 2. My total household income is about $5000 per month. This is a low-ball figure, as my W-2 for last year showed a little over $73k. The recession that started in 2008 has not affected my business significantly in 2009, but it's best to be cautious, as no one knows what tomorrow will bring. I wish you to make an informed decision based on the following monthly expenses: Taxes: $1250 Mortgage + insurance: $1500 Food, entertainment, gas, utilities: $700 This leaves at least $1500 discretionary income to service this debt and other spending. 3. Balances: Mortage balance: $188,000 Loans: $10,000 (1500 @ 14%, 3500 @ 30%, 5000 @ 30%) 4. The house was appraised at $199,000 around August 2009. I also own my own car. 5. This loan is to reconcile my debts. I have already started this with a $2300 loan from LC over a year ago. That paid off about 35% of my revolving credit card balances. The rest I achieved on my own. Additionally, I saved for a down payment, acquired a mortage and purchased my own home in August of last year (all the while paying interest on the outstanding loans). With the scrutiny lenders give to borrowers these days, you bet I was financially qualified. Additionally, this loan is to pay for other things on which i spend my discretionary income, mostly to fix up the house. I bought a top-of-the-line HVAC which saves 60% on energy costs over traditional models. I also installed hurricane-proof windows, which are not only safe, but insulate the house very well and keep energy costs down (especially in Florida). I have a few other improvements in mind for the next few months. My house is not in a flood region and is 30 minutes from the ocean. 6. I incurred debt when I got out of college and entered the workforce. To start, I made $300 a week and was told i'd make at least $100k/yr in about a year. I thought I'd pay off everything quickly. Fresh out of college with my four-year degree, I lived beyond my means, took out loans and used newly-acquired credit cards. Yet the promised income never materialized. I have since changed to a much more stable profession and learned to get rich slowly. However, I must live with my actions and their consequences. Yes, LC will take 3.75% origination fee, amounting to about $552. My other option is to continue paying an average of 27.6% APR on about $10,000, which is $2760 in interest alone each year. Yearly interest with LC will be approx 504monthly payment x 36months -14725principal / 3years = $1139, which saves $1069 in interest the first year, and about $1621 a year thereafter. Taking this loan is a smart financial decision. I've done my homework on this. I am not going to let you down.

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$226.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 489095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489095	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489095. Member loan 489095 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Northface	Debt-to-income ratio:	0.64%
Length of employment:	4 years	Location:	Kew Gardens, NY

Home town:
Current & past employers:	Northface
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/10 > I am currently Purchasing a house in Kew Gardens, The house is for 460k, I am putting down 160k and getting a loan for 300K. I have excellent credit, I currently live with my parents so no rent and Once I purchase the house, I will be living with my parents as well and they will be paying the mortgage. My expenses are just gas and Mortgage payment for the new house should be about 1600 a month. I need this money for closing cost and etc, and feel free to ask any questions, thank you very much. Looking forward to everyones support and I can assure you, you are dealing with a very responsible individual and your money is in safe hands. Thank you much.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	13
Revolving Credit Balance:	$193.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489096	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489096. Member loan 489096 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	five star trnsportation red top	Debt-to-income ratio:	14.24%
Length of employment:	5 years	Location:	arlington, VA

Home town:
Current & past employers:	five star trnsportation red top
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/10 > Thank you for your help that you let me pay of all my debt and i now i'm dealing with one creditor one payment which is Lending Club and i will pay off withen in short term. thank you Lending Club God blus you

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,180.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 489107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489107	$18,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489107. Member loan 489107 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	MV Laboratories	Debt-to-income ratio:	12.39%
Length of employment:	< 1 year	Location:	Phillipsburg, NJ

Home town:
Current & past employers:	MV Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	58
Revolving Credit Balance:	$11,300.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489130	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489130. Member loan 489130 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Kaufman Rossin and Co.	Debt-to-income ratio:	23.11%
Length of employment:	2 years	Location:	Tamarac, FL

Home town:
Current & past employers:	Kaufman Rossin and Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,810.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489141	$14,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489141. Member loan 489141 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	EPCO Inc	Debt-to-income ratio:	17.10%
Length of employment:	10+ years	Location:	Tomball, TX

Home town:
Current & past employers:	EPCO Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/10 > Purchased a 35 year old house after hurricane Ike destroyed my previous home. Need some upgrades to lower utilities ( new window, insulation ) - spent most of insurance proceeeds on making house wheelchair accessible.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,821.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 489163

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489163	$12,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489163. Member loan 489163 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Cobham	Debt-to-income ratio:	19.02%
Length of employment:	1 year	Location:	MANASSAS, VA

Home town:
Current & past employers:	Cobham
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/10 > I am using this loan to help my parents with their business. I pay all my bills on time, never any late payments. I was at my previous job ManTech International from 12/7/2004-01/08/2010 until I was promoted to Cobham as of 1/11/2010 Borrower added on 02/25/10 > I am using this loan to help my parents with their business. In this economy they have hit hard times and I hate to see them lose their business they have worked so hard to build. I pay all my bills on time, never a late payment. I have steady employment history, I was at my previous job ManTech International from 12/7/2004-01/08/2010 until I was promoted to Cobham as of 1/11/2010. This loan would mean the world to me and my family. Thank you so much for any help

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,779.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489202	$17,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489202. Member loan 489202 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Colorado Springs Team Real Estate	Debt-to-income ratio:	20.58%
Length of employment:	1 year	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Colorado Springs Team Real Estate
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/10 > It's time to simplify! Saying goodbye to multiple loans so that I can pay them off faster.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,426.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489221	$5,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489221. Member loan 489221 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	City of Dearborn	Debt-to-income ratio:	1.03%
Length of employment:	2 years	Location:	Taylor, MI

Home town:
Current & past employers:	City of Dearborn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > Hi, thank you in advance for taking the time to review my loan. My brother, brother-in-law and I are looking to purchase a HUD home. We have collectively saved around $25,000.00 to put toward this investment and we are looking at homes in the area between $10-30k. The housing market in our area is starting to turn and we want to take advantage of it. I have great credit and take pride in that. If you have any other questions, feel free to ask. Borrower added on 02/28/10 > Due to the questions I have received, I wanted to explain everything in greater detail. I have helped several people in the past flip houses. My brother, B-I-L and I have now decided to do it ourselves. Prior to being employed as a Police Officer, I worked for three years at a lumber company in sales. I helped design customer???s projects and I have a vast knowledge of building materials. All three of us are hands on people. We own almost all the tools necessary to remodel a home. The houses that we are looking at have primarily cosmetic repairs. Our current plan is to purchase the home, have it finished by the fall of next year and back on the market. Afterwards, we will do it all over again. My current finances are around $1650.00/month, which includes everything from food to my mortgage payment. Also, my job is protected under a city charter which requires so many officers per citizens and outside of that, I already have 20 people below me after 2 years and that number is slowly increasing. These factors make my job extremely secure, even in this economy.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489228	$11,100	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489228. Member loan 489228 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Hawk Ridge Systems	Debt-to-income ratio:	18.59%
Length of employment:	2 years	Location:	MOUNTAIN VIEW, CA

Home town:
Current & past employers:	Hawk Ridge Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,225.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 489241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489241	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489241. Member loan 489241 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	ken caudill	Debt-to-income ratio:	10.40%
Length of employment:	10+ years	Location:	smyrna, DE

Home town:
Current & past employers:	ken caudill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,997.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489263	$6,800	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489263. Member loan 489263 was requested on February 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,750 / month
Current employer:	TheLadders.com	Debt-to-income ratio:	6.59%
Length of employment:	1 year	Location:	Patchogue , NY

Home town:
Current & past employers:	TheLadders.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$374.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 489264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489264	$8,400	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489264. Member loan 489264 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,308 / month
Current employer:	oak grove school district	Debt-to-income ratio:	23.88%
Length of employment:	< 1 year	Location:	blue springs, MO

Home town:
Current & past employers:	oak grove school district
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > I am getting this loan for 2 reasons. First to consolidate some small credit card debt that I accrued during college. I am currently paying an APR of 22% and it would be nice to lower that rate. The second reason I am applying for this loan is to buy a reasonable vehicle to get me to and from work every day. Borrower added on 02/27/10 > Thank you to everyone who has decided to invest in me so far. I've been calling around to every possible credit source and getting the same story. It's amazing that every lender can tell you that you have great credit, but they won't loan to you because you don't have a long enough payment history. It's great to see so many people out there willing to take an investment in an honest, hard-working person. It's the American dream at its finest.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,381.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489323	$1,200	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489323. Member loan 489323 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	Guy Eggleston	Debt-to-income ratio:	16.22%
Length of employment:	< 1 year	Location:	Studio City, CA

Home town:
Current & past employers:	Guy Eggleston
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > I recently started a new job and just finished the long training process. This training period has set me back financially so I just need a loan to make this months bills. The job is at SoHo House, so my income will easily cover this loan quickly. Thank you for your time.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	22
Revolving Credit Balance:	$111.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489353	$7,200	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489353. Member loan 489353 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sun Life Financial	Debt-to-income ratio:	5.73%
Length of employment:	1 year	Location:	TAMPA, FL

Home town:
Current & past employers:	Sun Life Financial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,672.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489370

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489370	$9,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489370. Member loan 489370 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,463 / month
Current employer:	Universal Health Services	Debt-to-income ratio:	13.32%
Length of employment:	2 years	Location:	Richmond, VA

Home town:
Current & past employers:	Universal Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > Home Inprovement, this will be my third loan from Lending Club, paid first two loans off and paid on time.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,102.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489375	$16,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489375. Member loan 489375 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:		Debt-to-income ratio:	2.86%
Length of employment:	10+ years	Location:	Spokane, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > EXECUTIVE SUMMARY FOR HARMONY HOMES Business Structure: Harmony Homes has operated as a sole proprietorship since it???s inception in 1996. However, due to changes in the current economic and legal climate Harmony Homes will be incorporating within the next 30-60 days. The primary purpose of incorporating is continuity of business, asset protection, and the addition of a partner. Locations: There are two homes, Harmony 1 and Harmony 2. Both are licensed Adult Family Living Homes. Capitalization: Originally the company was started in a rather traditional American small business way; with a home equity loan and savings. The next step was to obtain a bank mortgage to construct the self designed first home. As his reputation cemented and the demand existed, Harmony 2 was bank financed as a purchase of an existing home in 2001. Current property values place the homes at a market available total of $600,000. Agreements: There are two new agreements recently put in place in order to further the vision. The first was to contract with an experienced business consultant to help him restructure debt for the long term, obtain a line of credit and manage his cash flow in a more effective manner. The second agreement is adding a partner to make more readily possible the planned expansion. Banking: Washington Trust Bank for the past 14 years. Mission: Currently the company serves 12 residents in two single family style homes, which are called Adult Family Living Homes. Each home has six bedrooms and four bathrooms and a live in staff at night that also has their own room. The goal is to continue to serve twelve at all times, maintain the excellent care giving reputation and keep residents as long as needed. Ten residents are private pay and two are Medicaid. Vacancies normally do not occur except with a resident passing away. The youngest residents are usually 65 -70 and the oldest is currently 101! There is a staff of 10 part and full time employees who care for residents and prepare meals. Vision: There is great demand and growth occurring in the Adult Family Living arena. As a result an expansion this year is planned. The business already has the land on which to construct another six bedroom home. It would be a bit different though by adding 24 hour RN and C.N.A staff, making it eligible for the higher rates afforded the large nursing home but remain in a small residential setting. This addition could increase revenue by 120%. Net operating margins would be enhanced as to a range of 23 ??? 30%. Current margins are consistent at 20%. For the benefit of this loan description, the borrower has his own family income as back up while the business will be making the loan payments. The normal monthly cash flow is $36,000.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,155.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489378	$3,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489378. Member loan 489378 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	UNITED STATES AIR FORCE	Debt-to-income ratio:	13.34%
Length of employment:	6 years	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	UNITED STATES AIR FORCE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,055.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489391	$15,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489391. Member loan 489391 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Penmark Management LLC.	Debt-to-income ratio:	9.64%
Length of employment:	8 years	Location:	Port Washington, NY

Home town:
Current & past employers:	Penmark Management LLC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	14
Revolving Credit Balance:	$916.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489397

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489397	$15,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489397. Member loan 489397 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:		Debt-to-income ratio:	16.87%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > This loan will be used to pay off high interest revolving credit card debt and a small portion of my student loan. I have stopped using my credit cards except my Chevron Gas Card. I'm looking to speed up my repayment on High Interest credit card debt that I have carried for far too long. My Financial Situation: I have always worked more than full time. Currently, I am a full time Stock Trader. In January, I decided to move from California to Houston, Texas to seek opportunities in the energy market. I did leave a good part-time management job in the process, but I feel strongly that the energy market is the place to be for the next 20 years as we transfer away from our total dependency on fossil fuels. My Trading income last year was $66,000 and with just that income alone I am still able to have extra money each month. I do plan on going to work in Houston once I have educated myself on potential management opportunities available within Houston's energy corridor. Once I am at a new job, I will have even more disposable income to pay down the loan at a faster pace. Recently, I depleted my savings to pay down over $10,000 of my credit card debt and am now looking to consolidate the remainder through the LendingClub @ lower interest rates. (Some of my cards have been increased to 27% interest rates without me ever having any 30-day lates! So, much for comprehensive credit card reform!) I have had a solid earnings history for nearly 10 years as a trader, and faired well even in the downturn. With my move to Houston, I decided to set a budget for myself @ $5,000 per month. This will allow me to pay bills and begin to replenish savings a little each month. I prefer to keep as much of my profits in my trading account since that allows for a more conservative trading approach. My Income and Bills are as follows: Monthly income: $5,000 (Could be more BUT...I leave extra profits in my Trading Account.) Monthly expenses: $ 4,110 Housing: $ 1,000 Insurance: $ 260 Car expenses: $ 700 Utilities: $ 300 Phone, cable, internet: $ 200 Food, entertainment: $ 600 Clothing, household expenses: $ 150 Credit cards and other loans: $ 600 Misc... $300 I want to thank you for the opportunity to be debt free within the next three years. I look forward to the day when I can begin to be a Lender here, where I will be able to profit from helping others who have dug similar financial holes that I am all too familiar with. Thank you in advance, Mike

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,340.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489399	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489399. Member loan 489399 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Nopoopstains.com	Debt-to-income ratio:	9.72%
Length of employment:	3 years	Location:	NORWALK, CA

Home town:
Current & past employers:	Nopoopstains.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$19,127.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489410	$6,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489410. Member loan 489410 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	State Farm Insurance	Debt-to-income ratio:	13.72%
Length of employment:	2 years	Location:	Miller Place, NY

Home town:
Current & past employers:	State Farm Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,746.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 489411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489411	$19,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489411. Member loan 489411 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:		Debt-to-income ratio:	14.33%
Length of employment:	6 years	Location:	FLUSHING, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > The reason of this personal loan is to buy a vehicle. I'll be looking for an economy and convenient money wise car as well as low maintenance. Thanks in Advance, Lending Club Investors.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,712.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489447

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489447	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489447. Member loan 489447 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Massage Envy	Debt-to-income ratio:	4.44%
Length of employment:	< 1 year	Location:	Philadelphia , PA

Home town:
Current & past employers:	Massage Envy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > Im planning on using the loan to purchase two vehicles; a car and a motorcycle/scooter, the car because Im a massage therapist and even though Im young im getting a good clientele and most of them want me to perform outcalls to their homes, that way i could have way more a even bigger source of income. The motorcycle in the other hand would be for my everyday commute to work. My work is 24 miles away and driving back and forth would be such a hassle, I would waste gas and time doing it. With the bike it would be so much easier for me to beat the traffic, save time and money. My job is very stable, even though I've only been there 6 months Im one of the best therapist who's always on demand and requested. I have no children and pretty much all I make just goes to my self and my own personal spending which is just rend and groceries most of the time, the rest i mostly save. Another reason why I want this loan is to work on my credit so by mid 20's I could afford a house easily. I hope I get some help! I think of this as a way of starting my own business, which it is pretty much. Thank you for your time !

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,921.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 489457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489457	$16,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489457. Member loan 489457 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Producers Inc	Debt-to-income ratio:	19.52%
Length of employment:	3 years	Location:	LAKE MARY, FL

Home town:
Current & past employers:	Producers Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > The new credit card rules have resulted in the interest rate for my credit cards to increase even though I have never missed or been late with a payment. During college I created my debt and have had the same steady job since graduating. I'm hoping to finally eliminate my debt once and for all. The only thing that negatively impacts my credit score is my revolving balances, which is what I plan to remove with this loan. I'm more than happy to answer any questions about me or my intended use for this loan. Borrower added on 02/26/10 > I've read through some other available loans and noticed some common questions that lenders ask. To be proactive I've put together some details providing my answers to those questions. I. Background Information I graduated from college in 12-2006 with a Bachelors degree in Mathematics/Computers. I have also taken actuarial exams in order to be further my career as an actuary. During college I ended up getting married and having a son. Going to school fulltime, and taking care of my family resulted in my accumulation of credit card debt. While my debt was building the interest rates were in the mid single digit range, so I wasn't careful enough with the use of the credit cards. Even as late as last February my rates were so low that instead of paying off my debt, I used the money I had saved for a down payment on my house. I've also used savings to pay off student loans instead of my credit cards. Now that my credit card companies have severely increased my rates, the balance grows more and more each month. I've never missed or been late with payments on any bills. I have a lot of recent inquiries on my credit report because I have recently purchased a used car and compared quotes from many different companies. Also, for the past month I have been actively searching for ways to consolidate my credit card debt. II. Employment Information I work for Producers Incorporated located in Central Florida. I'm an actuarial analyst and help manage the sales, administration, and customer service departments for the company. The company has 35-40 employees and I work directly with the owner overseeing all areas of the business. The company sells various insurances and investments. I have been working there since 01-2007 when I graduated from college. III. Monthly Expenses Mortgage- $1,412 Auto Loan- $321 Car Insurance- $120 Electric- $150 Water- $90 Cell Phone- $100 Tv- $75 Internet- $25 Minimum Payments on Cards Not Consolidating- $410 Minimum Payments on Card I Want to Consolidate- $433 Current Total- $3,136 After Consolidating total- $3,278 (Replacing the minimum payments on cards I consolidate with the monthly loan payment) IV. Loan Goal My goal with this loan is to pay off the 3 credit cards with the highest interest rates. I'm hoping to pay off the cards so I can start cancelling them and reign in my revolving credit lines. By consolidating my debt with this loan, I'll be able to pay off close to $16,000 in debt over 3 years, by only increasing my monthly payment by $142. Thanks for your time and consideration, I'll do whatever I can to promptly answer any questions you may have.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,966.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489461	$7,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489461. Member loan 489461 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Macy's	Debt-to-income ratio:	7.08%
Length of employment:	8 years	Location:	Howell, NJ

Home town:
Current & past employers:	Macy's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,131.00	Public Records On File:	1
Revolving Line Utilization:	12.80%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489469	$5,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489469. Member loan 489469 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Apple Inc	Debt-to-income ratio:	7.70%
Length of employment:	2 years	Location:	Cos Cob, CT

Home town:
Current & past employers:	Apple Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$353.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489476	$11,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489476. Member loan 489476 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	driftwood dairy	Debt-to-income ratio:	1.74%
Length of employment:	10+ years	Location:	POMONA, CA

Home town:
Current & past employers:	driftwood dairy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > thank you

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,514.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489477	$15,250	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489477. Member loan 489477 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,624 / month
Current employer:	Ramcor	Debt-to-income ratio:	11.89%
Length of employment:	6 years	Location:	La Plata, MD

Home town:
Current & past employers:	Ramcor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,410.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489482	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489482. Member loan 489482 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	agilent technologies	Debt-to-income ratio:	17.51%
Length of employment:	5 years	Location:	TOWNSEND, DE

Home town:
Current & past employers:	agilent technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > Loan will be used to consolidate and payoff 4 revolving credit cards with total balance of $19,600. These cards will be closed once paid.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,898.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489494	$7,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489494. Member loan 489494 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:		Debt-to-income ratio:	16.53%
Length of employment:	< 1 year	Location:	Redding, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > I had a bankruptcy filing in the beginning of 2006 other than that time I have great credit just some personal issues at the time. If you look over my credit you will see outside of that time I have a great history of payments.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	52
Revolving Credit Balance:	$1,088.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489497	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489497. Member loan 489497 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	UCB, Inc	Debt-to-income ratio:	13.16%
Length of employment:	1 year	Location:	Woodstock, GA

Home town:
Current & past employers:	UCB, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,254.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489506	$12,250	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489506. Member loan 489506 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	United Health Group	Debt-to-income ratio:	21.87%
Length of employment:	< 1 year	Location:	ELGIN, IL

Home town:
Current & past employers:	United Health Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,135.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489520	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489520. Member loan 489520 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Novartis Vaccines and Diagnostics	Debt-to-income ratio:	9.72%
Length of employment:	2 years	Location:	San Mateo, CA

Home town:
Current & past employers:	Novartis Vaccines and Diagnostics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > I am a mature (33) male that just wants to consolidate two credit cards that are currently at high rates. I have a stable job that pays $75-80k, depending on my yearly bonus. I would really like to pay my credit cards down in the most economical way possible. I'd be happy to answer any questions you might have.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	12
Revolving Credit Balance:	$12,304.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489522	$25,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489522. Member loan 489522 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$30,000 / month
Current employer:		Debt-to-income ratio:	10.43%
Length of employment:	8 years	Location:	Bloomington, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$188,833.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 489525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489525	$18,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489525. Member loan 489525 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	grand asian buffet	Debt-to-income ratio:	19.60%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:
Current & past employers:	grand asian buffet
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > can i get the money as soon as possible please !!! because this money for my grandfather's funeal !!! Borrower added on 02/27/10 > i use the money for my grandfather's funeral,and i work for my boss few year already Borrower added on 03/01/10 > and then because the chinese traditional we need to invite all the people who join the funeal for my grandfather in that day ...

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,929.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489530	$8,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489530. Member loan 489530 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Comcast	Debt-to-income ratio:	9.80%
Length of employment:	4 years	Location:	Phoenixville, PA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/10 > Clearing out 4 credit cards - no need to keep all the plastic and making one payment makes life easy

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,215.00	Public Records On File:	1
Revolving Line Utilization:	71.90%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 489549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489549	$3,500	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489549. Member loan 489549 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	CVG	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	CHILLICOTHE, OH

Home town:
Current & past employers:	CVG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > thanks for all your help Borrower added on 02/28/10 > easy

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489556	$5,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489556. Member loan 489556 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	19.60%
Length of employment:	1 year	Location:	Streetsboro, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > I plan to use the funds to pay of credit card debt. Being that I have a home I am a good borrower. Also I just started working a second job so the loan will be paid of quicker than 36 months.

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,289.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489561	$5,800	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489561. Member loan 489561 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Pall Corporation	Debt-to-income ratio:	8.71%
Length of employment:	10+ years	Location:	Exton, PA

Home town:
Current & past employers:	Pall Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > I plan to pay off my credit card debt. I have excelent credit history. I have been employeed at my current job for 20 years

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,497.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489617	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489617. Member loan 489617 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,667 / month
Current employer:	Self Employed	Debt-to-income ratio:	10.25%
Length of employment:	8 years	Location:	SOLANA BEACH, CA

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	37
Revolving Credit Balance:	$144,563.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 489621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489621	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489621. Member loan 489621 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	7.77%
Length of employment:	< 1 year	Location:	Loganville, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > We want a beautiful deck we can grill upon, lounge with neighbors, and simply enjoy the outdoors.

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,791.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489626

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489626	$19,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489626. Member loan 489626 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	CTS International	Debt-to-income ratio:	5.80%
Length of employment:	5 years	Location:	Mukilteo, WA

Home town:
Current & past employers:	CTS International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > Loan is for a deposit (19k)on a 3 bed house (purchase price 384K Mortgage 365k) Annual Income from last 5 years W2's is 250k null

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,096.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489632	$6,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489632. Member loan 489632 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Saint Lucie County School Board	Debt-to-income ratio:	13.20%
Length of employment:	2 years	Location:	Port Saint Lucie, FL

Home town:
Current & past employers:	Saint Lucie County School Board
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,945.00	Public Records On File:	0
Revolving Line Utilization:	99.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489658	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489658. Member loan 489658 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Service Champ	Debt-to-income ratio:	13.57%
Length of employment:	7 years	Location:	GRAND PRAIRIE, TX

Home town:
Current & past employers:	Service Champ
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,321.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489666	$6,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489666. Member loan 489666 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,189 / month
Current employer:		Debt-to-income ratio:	14.21%
Length of employment:	< 1 year	Location:	FORT VALLEY, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,118.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489673	$4,700	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489673. Member loan 489673 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,298 / month
Current employer:	NEC America	Debt-to-income ratio:	1.64%
Length of employment:	10+ years	Location:	Lincoln, CA

Home town:
Current & past employers:	NEC America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,841.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489679	$6,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489679. Member loan 489679 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Synovus Bank	Debt-to-income ratio:	14.86%
Length of employment:	2 years	Location:	hudson , FL

Home town:
Current & past employers:	Synovus Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/10 > I am 23 years old so even though I have good credit I don't have a long enough history of it. I Pay a mtg and a car payment monthly and have never been late on a payment. I Will be able to have my loan paid off alot quicker with this lower rate. I have been employed for over 6 years and have a very good job. This would be a great investment opp and really give me a break.

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,883.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489699	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489699. Member loan 489699 was requested on February 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Edward Jones	Debt-to-income ratio:	22.56%
Length of employment:	5 years	Location:	PARIS, IL

Home town:
Current & past employers:	Edward Jones
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$91,102.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489712	$8,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489712. Member loan 489712 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	New York Air National Guard	Debt-to-income ratio:	23.44%
Length of employment:	1 year	Location:	Albany, NY

Home town:
Current & past employers:	New York Air National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > I have had a USA Fed Bank loan for $25,000 that I have paid down to under $14,000. The rate on that loan was 12.99% and I found this loan available at 7.51% so I'm looking to save myself some money. I have a great job and no other debt other than a car payment. I have never missed a payment on anything and my credit score stands at 761. Please let me know if you have any questions I can answer. Thanks.

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,130.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489717	$9,800	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489717. Member loan 489717 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,875 / month
Current employer:	Intrepid Controls Systems, Inc.	Debt-to-income ratio:	23.48%
Length of employment:	10+ years	Location:	Sterling Heights, MI

Home town:
Current & past employers:	Intrepid Controls Systems, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > With this money i will, Pay off a 17.5% Card and a second Card of 22.1%

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,322.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489719	$6,000	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489719. Member loan 489719 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Providence School Department	Debt-to-income ratio:	11.49%
Length of employment:	10+ years	Location:	Providence, RI

Home town:
Current & past employers:	Providence School Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,215.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489723	$5,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489723. Member loan 489723 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,520 / month
Current employer:	Tampa Truck Center LLC	Debt-to-income ratio:	13.35%
Length of employment:	3 years	Location:	Zephyrhills, FL

Home town:
Current & past employers:	Tampa Truck Center LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > I would like to pay off a couple of small credit card balances. The cards have been chopped up and thrown away. The credit card companies love college students - no more!

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	4
Revolving Credit Balance:	$15,974.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489734	$25,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489734. Member loan 489734 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Appeals Management Center	Debt-to-income ratio:	20.93%
Length of employment:	4 years	Location:	Silver Spring, MD

Home town:
Current & past employers:	Appeals Management Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	29
Revolving Credit Balance:	$43,686.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489737	$4,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489737. Member loan 489737 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Autozone Inc	Debt-to-income ratio:	7.50%
Length of employment:	5 years	Location:	hayward, CA

Home town:
Current & past employers:	Autozone Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,327.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489745	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489745. Member loan 489745 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	craig pastor	Debt-to-income ratio:	0.18%
Length of employment:	6 years	Location:	long beach, CA

Home town:
Current & past employers:	craig pastor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > hello everyone,,im going to be using this money to get me a new car because my car went out and it will cost alot of money to fix it thats why i rather get a new one,,,thanks alot in advance

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	14
Revolving Credit Balance:	$1,481.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489758	$6,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489758. Member loan 489758 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,648 / month
Current employer:		Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	Fairhope, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489770	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489770. Member loan 489770 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Sensiba San Filippo, LLP	Debt-to-income ratio:	12.74%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	Sensiba San Filippo, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > Looking to consolidate my credit cards under one loan to simplify the payments. Borrower added on 03/01/10 > Also, I have no further desire to make credit companies richer. This program is awesome.

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,866.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489772	$7,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489772. Member loan 489772 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Paul Tally DDS	Debt-to-income ratio:	7.59%
Length of employment:	10+ years	Location:	Taylor, MI

Home town:
Current & past employers:	Paul Tally DDS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	52
Revolving Credit Balance:	$27,957.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489779	$9,500	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489779. Member loan 489779 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	bizmetricsonline.com	Debt-to-income ratio:	1.52%
Length of employment:	< 1 year	Location:	santa monica, CA

Home town:
Current & past employers:	bizmetricsonline.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > Recent graduate in Electrical Engineering and completing Masters of Science in Computer Engineering. Just founded a virtual solutions company to leverage a unique Service Oriented Architecture I spent two years developing. Small and medium enterprises, rather than incur huge accounting and back office related overhead, would be completely be able to outsource those services to an automated accounting system backed up a support team of well experienced accounting proffessionals. Data can be ported seamlessly into my architecture from any legacy POS systems, and weekly reports on invoicing , accounts receivables management and collections, payroll services, etc can be generated. The system allows for unlimited scalability, and flexibility. I need licensing fees for various legacy accounting systems. I am very fiscally responsible; I only rent a room when I can afford to rent an apartment. I can pay this off within a year.

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,616.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489799

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489799	$25,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489799. Member loan 489799 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Cryptic Studios	Debt-to-income ratio:	9.92%
Length of employment:	1 year	Location:	Campbell, CA

Home town:
Current & past employers:	Cryptic Studios
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,588.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489803	$16,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489803. Member loan 489803 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Tesoro Refining & Marketing	Debt-to-income ratio:	6.10%
Length of employment:	5 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Tesoro Refining & Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > I am looking to pay off the remaining balance on my ONLY credit card (Discover) and pay off my tax debt. I made more money last year in my bonus than I expected and didn't have enough taxes taken out.

A credit bureau reported the following information about this borrower member on February 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1970	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	36
Revolving Credit Balance:	$4,172.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489816	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489816. Member loan 489816 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Adobe Systems Inc	Debt-to-income ratio:	9.35%
Length of employment:	3 years	Location:	Edina, CA

Home town:
Current & past employers:	Adobe Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > Using this to consolidate two credit cards at higher interest rates.

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	8
Revolving Credit Balance:	$48,788.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489827	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489827. Member loan 489827 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,994 / month
Current employer:	lmpulz, Inc.	Debt-to-income ratio:	5.35%
Length of employment:	3 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	lmpulz, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > Hi. I need to purchase a product to resell to my buyer and this will create little extra income for me. I do have a buyer ready to pay me and I just need this fund to purchase the product. Thank you very much.

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,927.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489841	$11,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489841. Member loan 489841 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Interfaith Medical Center	Debt-to-income ratio:	22.97%
Length of employment:	2 years	Location:	Lodi, NJ

Home town:
Current & past employers:	Interfaith Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,058.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489854	$15,000	19.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489854. Member loan 489854 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	Nestle Waters North America	Debt-to-income ratio:	7.85%
Length of employment:	3 years	Location:	Washington , DC

Home town:
Current & past employers:	Nestle Waters North America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > Loan will be used o consilate debt. I have not been late on any payment of any kind for over 6 yrs. My monthly budget at this time is 1400. I am a full time stable employee. null

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	63
Revolving Credit Balance:	$7,393.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489861

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489861	$7,750	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489861. Member loan 489861 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	jamaica hospital	Debt-to-income ratio:	24.99%
Length of employment:	6 years	Location:	brookltyn, NY

Home town:
Current & past employers:	jamaica hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/10 > I owe roughly 4000 dollars on my car note. I just want to pay it off and actually own the car. Im thinking about selling it once its payed off. Believe it or not i actually rushed and bought the car a couple years ago at a 15.75 percent rate, when i could have gotten it way cheaper. i always had good credit. The remainding part of the money i will use to help furnish my new apartment. I spent a majority of my savings on rent deposit, security and moving. My rent is $1000 dollar but my husband pays $600 of that and a majority of the other house hold expenses. My credit card balance is clear and i have always payed off any debt i have had. Thanks in advance for funding my loan. null

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	4
Revolving Credit Balance:	$721.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426690	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426690. Member loan 426690 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	US Postal Service	Debt-to-income ratio:	4.73%
Length of employment:	10+ years	Location:	Stockton, CA

Home town:
Current & past employers:	US Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to renovate kitchen as this is one of the best returns on investment in your home.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478662	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478662. Member loan 478662 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	G and H Towing Co.	Debt-to-income ratio:	18.27%
Length of employment:	10+ years	Location:	SANDIA, TX

Home town:
Current & past employers:	G and H Towing Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > Dear sirs I plan to use these monies to pay off a credit debt,that i have been paying for over 8 yrs,without seeing any appreciable reduction in balance.We have never been in arrears on any debt,ever.At least this funding can be paid down with a fixed rate.My current employment is unionized,and I am a full member,for over 23 yrs,I am also a senior master within my fleet. Borrower added on 03/01/10 > Dear sirs I plan to use these monies to pay off a credit debt,that i have been paying for over 8 yrs,without seeing any appreciable reduction in balance.We have never been in arrears on any debt,ever.At least this funding can be paid down with a fixed rate.My current employment is unionized,and I am a full member,for over 23 yrs,I am also a senior master within my fleet.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,213.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 479173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479173	$9,800	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479173. Member loan 479173 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	BD and G Sandblasting	Debt-to-income ratio:	8.97%
Length of employment:	3 years	Location:	TUJUNGA, CA

Home town:
Current & past employers:	BD and G Sandblasting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > Restoration completion of my deceased father's 1959 Jaguar.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,241.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486250	$16,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486250. Member loan 486250 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Fairway Independent Corp	Debt-to-income ratio:	22.80%
Length of employment:	< 1 year	Location:	Oxford, PA

Home town:
Current & past employers:	Fairway Independent Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > Very reliable and will pay monthly payments on time. Professional looking to consolidate loans.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,526.00	Public Records On File:	1
Revolving Line Utilization:	76.90%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 486940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486940	$20,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486940. Member loan 486940 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	19.77%
Length of employment:	4 years	Location:	Los Altos, CA

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	76
Revolving Credit Balance:	$22,370.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487311	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487311. Member loan 487311 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	17.62%
Length of employment:	10+ years	Location:	Hollis, NH

Home town:
Current & past employers:	Fidelity Investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > Looking to pay off credit card debt and a new roof. Borrower added on 03/01/10 > Looking to pay off credit cards and a new roof.

A credit bureau reported the following information about this borrower member on February 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,398.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 487448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487448	$20,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487448. Member loan 487448 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Viscira	Debt-to-income ratio:	10.54%
Length of employment:	< 1 year	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Viscira
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	41
Revolving Credit Balance:	$19,879.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488478	$24,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488478. Member loan 488478 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Verizon Services Corp	Debt-to-income ratio:	23.60%
Length of employment:	7 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Verizon Services Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,085.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488655	$3,200	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488655. Member loan 488655 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Western Asset Management Company	Debt-to-income ratio:	5.90%
Length of employment:	3 years	Location:	SUN VALLEY, CA

Home town:
Current & past employers:	Western Asset Management Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > I am planning on using the money to buy a motorcycle from a private party. Rather than pay the lump-sum cash payment for this motorcycle, I would prefer to finance at the attractive rate offered here and make regular payments while allowing my excess cash to net a return in other investments.

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,625.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 488888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488888	$4,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488888. Member loan 488888 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	MSAI	Debt-to-income ratio:	24.13%
Length of employment:	< 1 year	Location:	LA PALMA, CA

Home town:
Current & past employers:	MSAI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,394.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488889	$7,550	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488889. Member loan 488889 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Square D Co.	Debt-to-income ratio:	12.06%
Length of employment:	4 years	Location:	LIVERMORE, CA

Home town:
Current & past employers:	Square D Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,126.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489173	$17,500	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489173. Member loan 489173 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Pacific Business News (ACBJ)	Debt-to-income ratio:	18.00%
Length of employment:	3 years	Location:	Waipahu, HI

Home town:
Current & past employers:	Pacific Business News (ACBJ)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	56
Revolving Credit Balance:	$16,191.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489352

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489352	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489352. Member loan 489352 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	City of minnetonka	Debt-to-income ratio:	18.60%
Length of employment:	10+ years	Location:	Minnetonka, MN

Home town:
Current & past employers:	City of minnetonka
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,062.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489446	$3,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489446. Member loan 489446 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,460 / month
Current employer:	Parsons Brinckerhoff	Debt-to-income ratio:	13.45%
Length of employment:	10+ years	Location:	Cardiff, CA

Home town:
Current & past employers:	Parsons Brinckerhoff
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > I'm working on my last $3000 worth of high interest debt. Thank you for your interest in my loan!

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	18
Revolving Credit Balance:	$14,456.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489630	$4,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489630. Member loan 489630 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Coilcraft	Debt-to-income ratio:	10.48%
Length of employment:	5 years	Location:	sycamore, IL

Home town:
Current & past employers:	Coilcraft
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,581.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489907	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489907. Member loan 489907 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$66,667 / month
Current employer:	Gastro Med Assoc PC	Debt-to-income ratio:	2.39%
Length of employment:	10+ years	Location:	Vienna, VA

Home town:
Current & past employers:	Gastro Med Assoc PC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > Bill consolidations null

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,784.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489911	$6,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489911. Member loan 489911 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,125 / month
Current employer:	Sears Holding Corp	Debt-to-income ratio:	18.71%
Length of employment:	3 years	Location:	LANCASTER, TX

Home town:
Current & past employers:	Sears Holding Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > consolidate revolving. Borrower added on 03/01/10 > utilize funds to take down revolving debt.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	46
Revolving Credit Balance:	$2,996.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 489916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489916	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489916. Member loan 489916 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Towne & Country liquors	Debt-to-income ratio:	2.76%
Length of employment:	10+ years	Location:	vineland, NH

Home town:
Current & past employers:	Towne & Country liquors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	57
Revolving Credit Balance:	$5,376.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489925	$2,500	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489925. Member loan 489925 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	barley creek	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	stroudsburg, PA

Home town:
Current & past employers:	barley creek
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > this loan will be paid in full by jan2 2011

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489969	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489969. Member loan 489969 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,283 / month
Current employer:	Athens_Clarke Co. Landscape Management	Debt-to-income ratio:	14.06%
Length of employment:	3 years	Location:	Colbert, GA

Home town:
Current & past employers:	Athens_Clarke Co. Landscape Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > this would be our primary and permanate address. The asking price is 13,500. we have 6,500. and need the 10,000. to pay the balance of the asking price and put a fence around the whole acreage and do a few improvements. Borrower added on 03/01/10 > This loan would buy us our own home and the acreage which we will completely fenced in when we move there and we will do some improvements to the singlewide. Thank You

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,568.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489979	$16,750	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489979. Member loan 489979 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Alief Independent School District	Debt-to-income ratio:	24.00%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Alief Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,570.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489994	$25,000	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489994. Member loan 489994 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,631 / month
Current employer:	International Speedway Corporation	Debt-to-income ratio:	12.96%
Length of employment:	5 years	Location:	Daytona Beach, FL

Home town:
Current & past employers:	International Speedway Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > I need a loan so I can buy an engagement ring. This loan will be the final stage of my completely turning my life around. I'll try and pre-empt some of your questions now, but I work at International Speedway Corporation as an Analyst Programmer. I work in the Business Applications group working on the ticketing & retail applications. ISC is a very stable company with consistent numbers. I'm not disclosing anything they haven't announced to shareholders when I say we have gone through a long cost analysis and have re-negotiated a lot of contracts with vendors, etc to ensure continued growth. If something were to happen I have approx $20k in a 401(k) that I can fall back on. There is still enough IT jobs for people with my skillset so I feel very secure in my future. I also have a $200k life insurance through work and I'm enrolled with Aflac and have very good health insurance. I contribute about $300 a month to my 401(k) so I can use that if it were needed. For obvious reasons I plan to leave my 401(k) well alone in order to allow it to grow and appreciate. I pay $1,558 for my mortgage and $298 for a loan on my vehicle. I switched from satellite to cable to help reduce my bills so my total utility bills, including electric, phone, internet, tv, etc is now $350. Aside from this my auto insurance is $450 every 6 months - I have only a $500 deductible as I prefer to pay a slightly higher premium. I have a Bank of America credit card on which I owe $2200, I owe $2200 to ISPC and $2400 to Wachovia. I have paid off Capital One which has a limit of $450, although I think that's not reflecting on my credit report yet. I will use approx $6800 to pay off all my credit cards, $6000 I owe to my brother, $8000 for the ring and then another $2000 for home improvement. Any remaining funds I will leave in an emergency savings account. I am going through the steps now to veify my bank account and I will talk to Lending Club asap to verify my income. If you have any questions then please let me know. I feel very strongly about my obligations and any debts I have. I wouldn't be considering proposing unless I felt like I have my life going in the right direction. I just need the extra help right now so I can get there. Thanks for your time.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,302.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489997	$10,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489997. Member loan 489997 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Diana H Jones Senior Center	Debt-to-income ratio:	5.33%
Length of employment:	4 years	Location:	New York, NY

Home town:
Current & past employers:	Diana H Jones Senior Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > I'm looking to move into a new apartment. This money is for broker's fees, furniture and moving expenses. Part of it is also to pay off two credit cards.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,147.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490000	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490000. Member loan 490000 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	mi piace	Debt-to-income ratio:	14.80%
Length of employment:	5 years	Location:	el monte, CA

Home town:
Current & past employers:	mi piace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > got 3 credit cards with a balance, just want one bill. got good credit, and always make payments ontime.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,611.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490022	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490022. Member loan 490022 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	allied barton	Debt-to-income ratio:	23.36%
Length of employment:	4 years	Location:	bayside, NY

Home town:
Current & past employers:	allied barton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,144.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 490036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490036	$8,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490036. Member loan 490036 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	usp big sandy penitionary	Debt-to-income ratio:	14.82%
Length of employment:	4 years	Location:	TOPMOST, KY

Home town:
Current & past employers:	usp big sandy penitionary
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	55
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 490040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490040	$7,800	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490040. Member loan 490040 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:		Debt-to-income ratio:	0.73%
Length of employment:	4 years	Location:	North Hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$597.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490051	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490051. Member loan 490051 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	celluphone	Debt-to-income ratio:	15.51%
Length of employment:	2 years	Location:	chino hills, CA

Home town:
Current & past employers:	celluphone
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > I will use this loan to consolidate my last two credit cards. I have a steady job that i have held for over 2 years. I have paid off 2 credit cards before, just looking at lending tree to expedite the process. I have never defaulted on any loans or obligations and have enough of a cushion to keep paying these off. This loan will just expedite the payoff process

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,053.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490054	$9,200	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490054. Member loan 490054 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,360 / month
Current employer:		Debt-to-income ratio:	7.09%
Length of employment:	< 1 year	Location:	Deland, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	26
Revolving Credit Balance:	$166.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490062	$5,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490062. Member loan 490062 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Hubner Manufacturing USA	Debt-to-income ratio:	24.73%
Length of employment:	< 1 year	Location:	Summerville, SC

Home town:
Current & past employers:	Hubner Manufacturing USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > This money is needed in order to eliminate one car loan. State Farm Loan.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,568.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490075	$2,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490075. Member loan 490075 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Cargill	Debt-to-income ratio:	7.80%
Length of employment:	1 year	Location:	Wyomissing Hills, PA

Home town:
Current & past employers:	Cargill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,602.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 490082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490082	$8,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490082. Member loan 490082 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	0.00%
Length of employment:	9 years	Location:	minneapolis, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > I moved, I don't want to "dump" the house I moved out of in a slow market and lose a lot of equity, but I can't handle the cashflow until spring/summer without a loan. I can provide proof of my mortgage, and comp sales on the home to show my equity. A bank denied a home equity line of credit because it is not currently my primary residence. Borrower added on 03/01/10 > My middle credit score is 801. My former residence is listed for sale, but I don't want to dump the home during a slow time of the year and lose a lot of my equity to the spread, but without a loan I can't carry the mortgage until spring/summer. I can prove my ownership, mortgage balance, and comp sales, to a prospective lender. A bank denied a home equity loan because it is not currently my primary residence.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490083	$2,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490083. Member loan 490083 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	HEB Grocery	Debt-to-income ratio:	21.72%
Length of employment:	6 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	HEB Grocery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,865.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 490109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490109	$4,750	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490109. Member loan 490109 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,200 / month
Current employer:	Vanilla Urban Threads	Debt-to-income ratio:	24.83%
Length of employment:	< 1 year	Location:	Bend, OH

Home town:
Current & past employers:	Vanilla Urban Threads
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,145.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 490130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490130	$16,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490130. Member loan 490130 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	C.H. Robinson Worldwide in	Debt-to-income ratio:	13.73%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	C.H. Robinson Worldwide in
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,791.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490139	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490139. Member loan 490139 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	24.19%
Length of employment:	8 years	Location:	Park City, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,813.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490180	$25,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490180. Member loan 490180 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	PFSweb	Debt-to-income ratio:	8.04%
Length of employment:	1 year	Location:	Garland, TX

Home town:
Current & past employers:	PFSweb
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > The funds requested will be use as startup expenses. We have already purchased three buses that will be used in our business. The money will be mainly for shipping expenses.Below is the brief summary of the market. With the ongoing urban explosion in the Democratic Republic of Congo, an alternate industry has filled the void left by the state. Many private vehicles- cars, mini-buses, motorcycles, bicycles etc??? have been converted into taxis. The city of Kinshasa has a population of 9,000,000 people and there is a need to move 4,000,000 people on a daily basis. In Kinshasa the average load factor on large buses at the morning peak reaches 200 percent, with passengers hanging out of the bus or even sitting on the roof. The urban transportation in the province of Kinshasa is mainly provided by two government owned corporations: City Train and STUC however, their fleet is limited. City Train has a total of 86 buses with a capacity to move 100,000 people. Due to its mismanagement, STUC active fleet has been reduced to 10 buses compared to 150 when it was first created in 2006. Both City Train and STUC are only able to move 120,000 people daily. According to a study by Ajay Kumar & Fanny Barrett, ???Stuck in Traffic: Urban Transport in Africa???, the void in public transportation service is filled by private vehicles which account for 1200 minibuses. The average family is able to afford no more than one daily round trip on the bus, while for the poorest households even this basic level of mobility is unattainable. But even this low rate of use translates into peak demand for around 200 seats per thousand residents, about five times higher than the supply available in any of the cities sampled.( Stuck in Traffic: Urban Transport in Africa, Ajay Kumar & Fanny Barrett) To solve this problem, We have decided to enter this market by purchasing used school buses in the United States and used them for urban transportation in the city of Kinshasa (Democratic Republic of Congo) I will be the General Manager in this business.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,729.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490181	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490181. Member loan 490181 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	ralph	Debt-to-income ratio:	13.95%
Length of employment:	10+ years	Location:	los angeles, CA

Home town:
Current & past employers:	ralph
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,284.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 40 dated March 2, 2010